UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 6, 2005
                Date of Report (Date of earliest event reported)

                              HIBERNIA CORPORATION
             (Exact name of registrant as specified in its charter)

        Louisiana                    1-10294                     72-0724532
(State or other jurisdiction     (Commission File              (IRS Employer
     of incorporation)               Number)                 Identification No.)


   313 Carondelet Street, New Orleans, Louisiana                    70130
     (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (504) 533-3333.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

On March 6, 2005, Hibernia Corporation ("Hibernia") and Capital One Financial Corporation ("Capital One") issued a joint press release announcing the execution of the Agreement and Plan of Merger, dated as of March 6, 2005, between Hibernia and Capital One.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additionally, Hibernia hereby files the Investor Presentation attached hereto as
Exhibit 99.2.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

     In connection with the proposed merger, Hibernia will file with the Securities and Exchange Commission (the "SEC") a proxy statement, and Capital One will file with the SEC a Registration Statement on Form S-4 that will include the Hibernia proxy statement, which will also constitute a prospectus of Capital One. Hibernia will mail the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement/prospectus (when it becomes available) and other related documents filed by Hibernia and Capital One at the SEC's website at www.sec.gov. In addition, the proxy statement/prospectus (when it is available) and any other documents filed by Hibernia with the SEC may be obtained free of charge by accessing Hibernia's website at www.hibernia.com under the tab "About Hibernia" and then under the heading "Investor Relations--SEC Filings" or by accessing Capital One's website at www.capitalone.com under the tab "Investors" and then under the heading "SEC & Regulatory Filings". Investors and security holders may also request free copies of the documents filed with the SEC by Hibernia by directing a written request to Hibernia Corporation, 313 Carondelet Street, New Orleans, Louisiana, 70130; Attention: Investor Relations.

     Capital One, Hibernia and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Hibernia stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Hibernia stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Hibernia's executive officers and directors in its definitive proxy statement filed with the SEC on March 18, 2004. You can find information about Capital One's executive officers and directors in its definitive proxy statement filed with the SEC on March 17, 2004. You can obtain free copies of these documents from Hibernia and Capital One using the contact information above.


FORWARD-LOOKING STATEMENTS

     Information set forth in this report contains forward-looking statements, which involve a number of risks and uncertainties. Hibernia and Capital One caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Hibernia and Capital One, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

     The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Hibernia stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Hibernia's and Capital One's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's Web site http://www.sec.gov. Hibernia and Capital One disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)  Exhibits

     The following exhibits are filed herewith:


EXHIBIT NO.     DESCRIPTION OF EXHIBIt

99.1 Press release issued jointly by Capital One Financial Corporation and Hibernia Corporation, dated March 6, 2005 (incorporated by reference to Exhibit No. 99.1 to the Current Report on Form 8-K, filed with the Commission by Capital One Financial Corporation (Commission File No. 1-13300) on March 7, 2005)

99.2 Investor Presentation of Capital One Financial Corporation, dated March 7, 2005 (incorporated by reference to Exhibit No. 99.2 to the Current Report on Form 8-K, filed with the Commission by Capital One Financial Corporation (Commission File No. 1-13300) on March 7, 2005)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIBERNIA CORPORATION

Dated: March 7, 2005               By: /s/ Cathy E. Chessin
                                      ---------------------------------
                                      CATHY E. CHESSIN
                                      EXECUTIVE VICE PRESIDENT,
                                      SECRETARY AND CORPORATE COUNSEL


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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION OF EXHIBIT

99.1 Press release issued jointly by Capital One Financial Corporation and Hibernia Corporation, dated March 6, 2005 (incorporated by reference to Exhibit No. 99.1 to the Current Report on Form 8-K, filed with the Commission by Capital One Financial Corporation (Commission File No. 1-13300) on March 7, 2005)

99.2 Investor Presentation of Capital One Financial Corporation, dated March 7, 2005 (incorporated by reference to Exhibit No. 99.2 to the Current Report on Form 8-K, filed with the Commission by Capital One Financial Corporation (Commission File No. 1-13300) on March 7, 2005)